VOTING AGREEMENT

This Voting Agreement is dated as of June 18, 2008, among Deluxe Corporation, a Minnesota corporation (“Parent”), and the persons listed on Annex A hereto, each of whom is a stockholder (a “Stockholder”) of Hostopia.com Inc., a Delaware corporation (the “Company”).

Recitals

A.        Parent, Deluxe Business Operations, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Operating Sub”), Helix Merger Corp., a Delaware corporation and wholly owned subsidiary of Operating Sub (“Sub”), and the Company are entering into an Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”), pursuant to which Sub will merge (the “Merger”) with and into the Company and the existing stockholders of the Company will receive cash from Parent in exchange for their shares of capital stock of the Company (“Company Capital Stock”).

B.        The execution and delivery of this Agreement is a condition precedent to Parent, Operating Sub and Sub entering into the Merger Agreement.

C.        Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

Therefore, the parties hereby agree as follows:

1.	Voting; Proxy.

(a)       During the term of this Agreement, at each meeting of the Company’s stockholders convened, and at any adjournment or postponement thereof, to consider and vote upon the approval of the Merger Agreement and the Merger (or as a part of any such action by written consent of the stockholders in lieu of a meeting), each Stockholder agrees to vote all shares of Company Capital Stock owned of record by such Stockholder as of the record date for the vote or written consent (including, any shares of Company Capital Stock over which the Stockholder has voting power, by contract or otherwise, except for any shares for which the Stockholder’s sole voting power results from the Stockholder having been named as proxy pursuant to any proxy solicitation conducted by the Company’s board of directors) (i) in favor of the approval and adoption of the Merger Agreement and the Merger; (ii) against approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement; and (iii) against any other proposal or action that would, or would reasonably be expected to, prohibit or discourage the Merger.

(b)       Each Stockholder has executed and delivered to Parent an irrevocable proxy in the form of Annex B.

(c)       Each Stockholder will be present, in person or by proxy, at all meetings of stockholders of the Company so that all shares of Company Capital Stock are counted for the purposes of determining the presence of a quorum at such meetings.

(d)       This Agreement is intended to bind each Stockholder only with respect to the specific matters set forth herein, and will not prohibit a Stockholder from acting in accordance with such Stockholder’s fiduciary duties as an officer or director of the Company.

2.	No Solicitation; No Transfer.

(a)       Until the earlier of the Effective Time or the termination of this Agreement pursuant to its terms, no Stockholder will, nor will any Stockholder authorize or permit any of the Stockholder’s representatives to, and each Stockholder will instruct each such representative not to, directly or indirectly, take any actions prohibited by Section 5.3 of the Merger Agreement, as if such Stockholder were a party thereto.

(b)       During the term of this Agreement, none of the Stockholders may sell, pledge, assign, or otherwise transfer, or authorize, propose, or agree to the sale, pledge, assignment, or other transfer of, any of such Stockholder’s shares of Company Capital Stock, unless (a) at least two business days’ written notice of the proposed transfer is provided to Parent and (b) the intended transferee agrees in writing to be bound by this Agreement as if such person were such Stockholder.

3.        Representations and Warranties. Each Stockholder represents and warrants to Parent as follows:

(a)       Authority. The Stockholder has the requisite power and authority to enter into this Agreement, to perform the Stockholder’s obligations hereunder, and to consummate the transactions contemplated hereby. No other proceedings or actions on the part of the Stockholder are necessary to authorize the execution, delivery, or performance of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation, enforceable against the Stockholder in accordance with its terms, except as the enforceability hereof may be limited by the Enforcement Limitations.

(b)       Title; Authority to Vote Shares. The Stockholder is the sole owner of record and has sole voting power over the number of shares of Company Capital Stock set forth opposite the Stockholder’s name on Annex A, and such shares are held by the Stockholder free and clear of all Encumbrances that would limit or otherwise affect the Stockholder’s voting rights with respect to the Company Capital Stock set forth on Annex A or otherwise prevent the Stockholder from performing the Stockholder’s obligations hereunder.

(c)       Noncontravention. Neither the Stockholder’s execution and delivery of this Agreement, nor the Stockholder’s consummation of any of the transactions contemplated hereby, nor the Stockholder’s compliance with any of the provisions hereof, will violate, conflict with, or result in a breach of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any Encumbrance upon any of the Stockholder’s shares of Company Capital Stock under, any agreement or instrument to which the Stockholder is a party or any statute, rule, regulation, judgment, order, decree, or other legal requirement applicable to the Stockholder.

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(d)       Litigation. (i) There is no claim, action, proceeding, or investigation pending or, to the Stockholder’s knowledge, threatened against or relating to the Stockholder before any Governmental Authority, and (ii) the Stockholder is not subject to any outstanding order, writ, injunction, or decree, that, in the case of clause (i) or (ii), if determined adversely, would limit or otherwise affect the Stockholder’s voting rights with respect to the Company Capital Stock set forth on Annex A or otherwise prohibit the Stockholder from performing the Stockholder’s obligations hereunder.

(e)       Reliance. Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery, and performance of this Agreement. Each Stockholder acknowledges that its irrevocable proxy is granted in consideration of the execution and delivery of the Merger Agreement by Parent.

4.        Termination. This Agreement shall terminate automatically and without further action on behalf of any party at the earlier of (a) the Effective Time or (b) the date and time, if any, that the Merger Agreement is terminated pursuant to its terms. In the event of a termination of this Agreement pursuant to this Section 4, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party, but nothing herein shall release the Stockholder for any breach of this Agreement. If this Agreement is terminated, the proxy of the Stockholder delivered under Section 1(b) hereof shall also terminate and be of no further force or effect, and Parent shall promptly return the proxy to the Stockholder.

5.	Miscellaneous.

(a)       Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, effective when delivered, or by express courier service, effective one business day after delivery to such courier, or by telecopy, effective when transmitted and a confirmation is received, provided the same is on a business day, and, if not, on the next business day, to the parties at the following addresses (or at such other address for a party or to such other person’s attention as shall be specified by like notice):

If to a Stockholder: to the address listed for the Stockholder on Annex A.

If to Parent, to:

Deluxe Corporation

3680 Victoria St. N.

Shoreview, MN 55126

Facsimile: (651) 787-2749

Attention: General Counsel

(b)       Headings. The headings contained in this Agreement are solely for the purpose of reference, and are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

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(c)       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)       Entire Agreement. This Agreement (along with the documents and instruments referred to herein, including the Merger Agreement), embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

(e)       Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law.

(f)        Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict-of-laws rules. The parties hereto expressly consent to jurisdiction and venue for any litigation arising out of this Agreement in the Chancery Court in the State of Delaware.

(g)       Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any party, whether by operation of law or otherwise, without the express written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors, heirs, legal representatives, and permitted assigns. The representations, agreements, and obligations of the Stockholder contained herein shall survive the death or incapacity of the Stockholder and shall be binding upon the heirs, personal representatives, successors, and assigns of the Stockholder.

(h)       Remedies. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

(i)        Defined Terms. All capitalized terms used but not defined herein have the meanings given them in the Merger Agreement.

(j)        Waiver. Prior to the Closing Date, any provision of this Agreement may be waived by the party or parties benefited by the provision. Waiver of any term or condition of this Agreement (including any extension of time required for performance) will only be effective if in writing and will not be construed as a waiver of any subsequent breach or waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. No delay on the part of any party in exercising any right, power or privilege hereunder will operate as a waiver thereof.

(k)       Further Assurances. From time to time, at Parent’s request and without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be reasonably necessary to consummate and

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make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

[Signature Page Follows]

fb.us.2959739.05

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Each of the parties has signed this Agreement as of the date first written above.

DELUXE CORPORATION

By: /s/ Lee J. Schram
Lee J. Schram
Chief Executive Officer

[Signature Page to Voting Agreement]

STOCKHOLDERS

By: /s/ William Campbell_________________

William Campbell

By: /s/ Colin Campbell___________________

Colin Campbell

By: /s/ Michael Cytrynbaum _______________

Michael Cytrynbaum

By: /s/ Matthew George ___________________

Mathew George

By: /s/ Robert Kidd _______________________

Robert Kidd

By: /s/ Randall Bast _______________________

Randall Bast

By: /s/ Christopher Scatliff __________________

Christopher Scatliff

[Signature Page to Voting Agreement]

STOCKHOLDERS (continued)

1999 WILLIAM CAMPBELL FAMILY TRUST

By: /s/ William Campbell

Name: William Campbell

Title: Trustee

1555706 ONTARIO LIMITED

By: /s/ William Campbell and /s/ Colin Campbell

Name: William Campbell and Colin Campbell

Title: Directors

TELUS CORPORATION

By: /s/ Robert Gardner

Name: Robert Gardner

Title: Senior Vice President and Treasurer

[Signature Page to Voting Agreement]

Annex A

Name and Address	Number of Shares of Common Stock
William Campbell*	869,806

Colin Campbell*	1,154,006

Michael Cytrynbaum*	0

Mathew George*	0

Robert Kidd*	40,000

Randall Bast*	25,000

Christopher Scatliff*	83,100

1999 William Campbell Family Trust*	264,000

1555706 Ontario Limited*	851,063

TELUS Corporation	851,063
12 – 3777 Kingsway Burnaby, B.C. Canada V5H 3Z7

* Address is: c/o Hostopia.com Inc., 5915 Airport Road, 11th Floor, Mississauga, Ontario, Canada L4V 1T1.

Annex B

IRREVOCABLE PROXY

The undersigned, revoking all prior proxies, hereby constitutes and appoints each of Lee J. Schram and Anthony C. Scarfone the true and lawful attorney, with full power of substitution, for and in the name of the undersigned to vote, at any time before the Termination, all shares of capital stock of Hostopia.com Inc., a Delaware corporation (the “Company”), or other shares of capital stock of the Company entitled to vote on the business to be transacted, (a) registered in the name of the undersigned at the record date for such vote or written consent, or (b) except as set forth below, over which the undersigned has voting power by power of attorney or other contractual arrangements with the owner of record (collectively, the “Shares”), at any meeting of the stockholders of the Company, and at all adjournments thereof, and pursuant to any consent of the stockholders in lieu of a meeting or otherwise, (i) in favor of the approval and adoption of the Merger Agreement and the Merger; (ii) against approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement; and (iii) against any other proposal or action that would, or would reasonably be expected to, prohibit or discourage the Merger.

This Proxy is given with respect to the approval of the Agreement and Plan of Merger among Deluxe Corporation, a Minnesota corporation (“Parent”), Deluxe Business Operations, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Operating Sub”), Helix Merger Corp., a Delaware corporation and wholly owned subsidiary of Operating Sub, and the Company, dated as of June 18, 2008 (the “Merger Agreement”) and the Merger contemplated thereunder (the “Merger”). This Proxy is given to induce Parent to enter into the Merger Agreement, is coupled with an interest, and is irrevocable; provided, however, that this Proxy shall terminate automatically and without further action on behalf of the undersigned upon the termination of the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the “Termination”).

Notwithstanding clause (b) of the first paragraph above, this Proxy shall not include any shares of capital stock of the Company that are not subject to clause (a) of the first paragraph above for which the undersigned’s only voting power results from the undersigned having been named as proxy pursuant to any proxy solicitation conducted by the Company’s board of directors in connection with a meeting of the Stockholders of the Company and over which the undersigned does not otherwise have voting power with respect thereto.

The undersigned hereby ratifies and confirms all that the proxies named herein may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Proxy as of this 18th day of June, 2008.

_________________________________ [Name]